Exhibit 99.2 Q1 2024 Earnings supplement May 7, 2024

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward- looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire's Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 is expected to be filed with the SEC in the second quarter of 2024. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation, including Flywire’s estimated TAM, relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of May 7, 2024, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, because it is unable without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock. 2

Execution Fulfillment Our mission is to deliver the most important and complex payments 3

Q1 2024 performance

GAAP financial highlights Q1 2024 $114.1M 61.7% $(6.2M) Revenue Gross Margin Net Loss 5

Key operating metrics (Non-GAAP) Q1 2024 $7.0B $110.2M $71.9M $13.2M 1 1 1 1 +22.7% +23.7% + 20.0% + 88.1% Total Revenue Less Adjusted Adjusted payment Ancillary Gross Profit EBITDA volume Services 1. Represents Y-o-Y Growth as compared to Q1 2023. See Appendix for reconciliation to GAAP amounts 6

Growth strategies Grow with Grow with Expand our Expand to Pursue strategic existing new ecosystem new industries, & value- clients clients through channel geographies & enhancing partnerships products acquisitions 125% 200+ 2023 average New clients in Q1 annual dollar-based 2024 net retention rate 7

Healthcare spotlight

HEALTHCARE Mission Deliver affordable healthcare solutions for patients and superior provider yield, through the power of digital experiences. Opportunity $500BN <10% <10% Penetration of Penetration of (1) TAM 7K+ US hospitals 600+ US healthcare (2) (3) systems Adoption & coverage is as of March, 2024 For citations please refer to the appendix at the end of the presentation 9

Healthcare overview What we solve Why We Win +29% increase in Patient Centricity Fragmented net collections ● Increased patient marketplace (1) for our clients costs ● Legacy vendors and new ● Affordability entrants What we ● Digital engagement ● Health system consolidation solve for ● Largely paper-based 20+ deep integrations with EHRs to augment workflows ● Powering a connected ecosystem of patients, partners, 269% ROI with health systems, EHRs & more Flywire (1) over 3 years ● Modern software that integrates into existing workflows How ● Increasing patient affordability through data-driven we do it Trusted by 1,800+ payment options provider facilities in the U.S. 1. June 2022 Forrester Total Economic Impact Study

Continued innovation and opportunity in healthcare Continued investments in GTM for acute, non-acute market & strategic partnerships Acute Market Non-acute Market Strategic Partnerships ● Specialties in ambulatory space ● Large, multi-specialty health ● Established end-to-end RCM with large (Ortho, DME, ASC) systems existing client base ● Leveraging our acute market ● Consolidation within the market● Reputable financial institution to experience to penetrate the ● Requires deep healthcare penetrate Epic market specialty sub-industry expertise & a robust platform to ● Cash lift with financing partner to ● Require simplicity and competitive support complex health systems underwrite & service loans pricing

Flywire Client Spotlight KEY FOCUS AREAS ● Increase collections and payment plan enrollment with improved patient experience ● Empower patients and reduce staff burden with self service payment channels FLYWIRE IMPACT OSF Healthcare is a not-for-profit Catholic health care organization 92% $1.6M based in the midwest. It operates multiple medical centers and OF PAYMENTS MADE IN STAFF SERVICING SAVINGS facilities, providing a wide range of WITHOUT STAFF ASSISTANCE SINCE 2019 healthcare services to communities across Illinois and Michigan, with a strong emphasis on patient-centered care and community outreach ↑18% 4.3/5 INCREASE IN NET BILLING SATISFACTION COLLECTIONS YEAR OVER YEAR

Integrated Financing solution & case study

Integrated Financing Flywire has partnered with a third party to extend affordability options through a non-recourse patient financing model ● Patient tailored payment options with zero interest and no surprise fees ● Analytics identifies options for how we can engage the patient ● Risk modelling analytics used to balance cost to hospital with increased collections ● Patient engagement and payment experience stays the same ● Servicing all financed accounts via integrated workflows through a third-party that is providing financing to these patients ● Reconciliation managed daily directly by Flywire

Fully integrated & automated experience Enrollment & third- Funding & Servicing party underwriting Patient Information Engagement Posting Takes <1 min, customizes a Prices the risk and plugs in Optimizes both Easily connects with Targets the right patients payment plan that fits each different funding sources repayment and customer provider or partner with the right message patient experience systems around affordability ● Patient enrolls within ● Immediate payment status ● Self-service within ● Automated through Flywire update Flywire Flywire channels ● Pre-funding to provider ● No aggressive ● Terms tailored to each patient’s unique financial after 1st payment collections tactics ● No recourse of 3rd party situation back to provider ● Uses 3rd party partner’s balance sheet and capital

CASE STUDY KEY FOCUS AREAS ● Increase patient cash while significantly lowering self pay plan A/R ● Reduce staff burden in servicing long term payment plans in house ● Empower patients with a unified payment experience with ability to enroll in a financed plan in minutes within provider’s payment experience Increasing collectability and patient affordability at FLYWIRE IMPACT one of the largest health systems in the US 20%↓ 16%↑ In 2023, Flywire introduced DECREASE IN SELF-PAY INCREASE IN CASH FROM Integrated Financing in PLAN A/R PAYMENT PLANS collaboration with one of the largest nonprofit health systems in the U.S., spanning over 1,000 care sites across 21 states and catering to 20 million patients nationwide. 90% 172K↓ OF PATIENT PAYMENTS ARE FEWER INSTALLMENTS FOR COMPLETELY SELF-SERVICE STAFF TO MANAGE (FINANCED & IN-HOUSE)

Financial outlook

Q2 2024 outlook* $96 – $104M $1 – $4M Revenue Less Ancillary Adjusted 1 Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock. 18 18 *Assumes foreign exchange rates prevailing as of March 31, 2024

FY 2024 outlook* $478 – 498M $64 – 75M Revenue Less Ancillary Adjusted 1 Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock. 19 19 *Assumes foreign exchange rates prevailing as of March 31, 2024

Canada Update Expectations Recent events Q2 2024 2H 2024 Jan 2024 Mid/late March 2024 Pause on new Canada clarifies Begin ramping & Policies Continued ramping & study permits policies & sets resumption of Announced resumption of admissions slows admissions allocations admissions Fall intake starts in Canada Inaugural ESG report Student recapture outside of Factors Canada (Revenue benefit: mid single digit $M) Flywire schools in Canada well diversified across premier Colleges, + Universities, K-12 and others Clarity on study permit allocations allows schools to plan and proceed + with resuming admissions Winning new schools and using agents to access more students (payers) + Watching: additional macro, country & recapture choices *

Appendix

Revenue Less Ancillary Services at constant currency* $USD in Millions 22

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions 23

Revenue disaggregation by revenue type 24 $USD in Millions

Net Income (Loss) to Adjusted EBITDA reconciliation $USD in Millions 25

Reconciliation of Non-GAAP Operating Expenses $USD in Millions 26

Reconciliation of Revenue to Revenue Less Ancillary Services Guidance $USD in Millions 27

Source appendix Slide 9 1. Healthcare TAM: Based on U.S. out of pocket healthcare spending in 2019 according to the Centers for Medicare & Medicaid Services and cross-border healthcare payments in 2020 according to Patients Without Borders. 2. Definitive Healthcare HospitalView, March 2022 3. Agency for Healthcare Research and Quality, Compendium of U.S. Health Systems Report, 2018 Slide 10 1. Flywire’s Total Economic Impact study; June 2022: Achieve 269% ROI with Flywire’s Digital Healthcare Payment and Engagement Solution 28